STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE EQUITY FUNDS


     o   CAPITAL APPRECIATION TRUST          o   INTERNATIONAL EQUITY FUND
     o   DIVERSIFIED GROWTH FUND             o   MID CAP STOCK FUND
     o   GROWTH EQUITY FUND                  o   SMALL CAP STOCK FUND
     o   GROWTH AND INCOME TRUST             o   VALUE EQUITY FUND


     This Statement of Additional Information ("SAI") dated January 2, 2004, as supplemented March 4, 2004, should be read in conjunction with the Prospectus dated January 2, 2004, describing the shares of the Capital Appreciation Trust, the Growth and Income Trust and the six series of the Heritage Series Trust, which are the Diversified Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, and the Value Equity Fund (each a "fund" and, collectively, the "funds"). Each fund currently offers Class A and Class C Shares. Class B shares may only be acquired through exchange from another Heritage mutual fund and dividend reinvestments.

     This SAI is not a prospectus itself. This SAI is incorporated by reference into the funds' Prospectus, in other words, this SAI is legally part of the funds' Prospectus.

     The financial statements for the Capital Appreciation Trust for the fiscal year ended August 31, 2003, the financial statements for the Growth and Income Trust for the fiscal year ended September 30, 2003, and the financial statements for the six series of Series Trust for the fiscal year ended October 31, 2003 are herein incorporated by reference to the funds' Annual Reports to Shareholders dated August 31, 2003, September 30, 2003 and October 31, 2003, respectively. To receive a copy of the Prospectus or annual and semiannual reports to shareholders, write to Heritage Asset Management, Inc. at the address below or call (800) 421-4184.







                         HERITAGE ASSET MANAGEMENT, INC.
               880 Carillon Parkway, St. Petersburg, Florida 33716

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                              TABLE OF CONTENTS
                                                                          Page
                                                                          ----

I.    GENERAL INFORMATION....................................................1
II.   INVESTMENT INFORMATION.................................................1
      A.    Investment Policies and Strategies...............................1
      B.    Industry Classifications........................................21
III.  INVESTMENT LIMITATIONS................................................21
      A.    Fundamental Investment Policies.................................21
      B.    Fundamental Policies Unique to International Equity.............23
      C.    Fundamental Policies Unique to Growth and Income................23
      D.    Non-Fundamental Investment Policies.............................23
      E.    Non-Fundamental Policies Unique to Capital Appreciation.........24
      F.    Non-Fundamental Policies Unique to Small Cap....................24
IV.   NET ASSET VALUE.......................................................25
V.    PERFORMANCE INFORMATION...............................................26
VI.   INVESTING IN THE FUNDS................................................33
VII.  INVESTMENT PROGRAMS...................................................34
      A.    Periodic Investment Program.....................................34
      B.    Retirement Plans................................................34
      C.    Class A Combined Purchase Privilege (Right of
            Accumulation)...................................................35
      D.    Class A Letter of Intent........................................35
VIII. CONVERSION OF CLASS B SHARES..........................................36
IX.   REDEEMING SHARES......................................................36
      A.    Receiving Payment...............................................36
      B.    Telephone Transactions..........................................37
      C.    Systematic Withdrawal Plan......................................38
      D.    Waiver of the Contingent Deferred Sales Charge..................38
      E.    Redemptions in Kind.............................................39
X.    EXCHANGE PRIVILEGE....................................................39
XI.   TAXES.................................................................40
XII.  SHAREHOLDER INFORMATION...............................................44
XIII. FUND INFORMATION......................................................44
      A.    Management of the Funds.........................................44
      B.    Five Percent Shareholders.......................................51
      C.    Investment Adviser and Administrator; Subadvisers...............52
      D.    Brokerage Practices.............................................56
      E.    Distribution of Shares..........................................59
      F.    Administration of the Funds.....................................61
      G.    Proxy Voting Policies...........................................62
      H.    Potential Liability.............................................62
APPENDIX A - FUND INVESTMENT TABLE.........................................A-1
APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS.....................B-1

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I.   GENERAL INFORMATION
     --------------------

     The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Growth and Income Trust ("Growth and Income") and the Heritage Series Trust ("Series Trust") (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, and October 28, 1992, respectively.

     Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation and Growth and Income (prior to July 2, 2001, named the Income-Growth Trust) each offers shares through a single investment portfolio. Series Trust currently offers its shares through seven separate investment portfolios: the Diversified Growth Fund ("Diversified Growth") (prior to January 2, 2004, named Aggressive Growth Fund), the International Equity Fund ("International Equity") (prior to July 1, 2002, named Eagle International Equity Portfolio), the Growth Equity Fund ("Growth Equity"), the Mid Cap Stock Fund ("Mid Cap") (prior to January 3, 2000, named the Mid Cap Growth Fund), the Small Cap Stock Fund ("Small Cap"), and the Value Equity Fund ("Value Equity"). Each fund currently offers three classes of shares, Class A shares sold subject to a 4.75% maximum front-end sales charge ("Class A shares"), and Class C shares sold subject to a 1% contingent deferred sales charge ("CDSC") ("Class C shares"). Class B shares may only be acquired through exchange from another Heritage mutual fund and dividend reinvestments.

     Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.  INVESTMENT INFORMATION
     ----------------------

     A.   INVESTMENT POLICIES AND STRATEGIES
          ----------------------------------

     This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. Growth Equity, International Equity, and Value Equity generally will each invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. International Equity will primarily invest in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. Mid Cap Stock generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of medium-capitalization companies, each of which has a total market capitalization of between $500 million and $10 billion ("mid cap companies"). Small Cap generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies, each of which has a total market capitalization of less than $2 billion ("small cap companies"). In general, Diversified Growth, Capital Appreciation and Growth and Income will each invest at least 65% of its net assets in equity securities, common stocks, income-producing securities or foreign securities. The remainder of a fund's assets may be invested in the other securities specified below. At APPENDIX A you will find a FUND INVESTMENT TABLE that provides information regarding the extent to which each fund may invest in a specific security or instrument. For more information on a fund's principal strategies and risks, please see the funds' Prospectus.

     EQUITY SECURITIES:

     COMMON STOCKS. Each fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after

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all  of its  obligations  and  preferred  stock  are  satisfied.  Common  stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     CONVERTIBLE SECURITIES. Each fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

     PREFERRED STOCK. Each fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each fund may invest in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

     WARRANTS AND RIGHTS. Each fund may purchase warrants and rights, which are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. The funds currently do not intend to invest more than 5% of their respective net assets in warrants. International Equity also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without limitation.

     DEBT SECURITIES:

     DEBT SECURITIES. Each fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt


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securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

     CORPORATE DEBT OBLIGATIONS. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussion of "Investment Grade/Lower Rated Securities" below for additional information.

     INVESTMENT GRADE/LOWER RATED SECURITIES:

     INVESTMENT GRADE SECURITIES. Each fund may invest in securities rated investment grade. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by a fund's subadviser. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund's best interest.


     LOWER RATED/HIGH-YIELD SECURITIES. Diversified Growth, International Equity, Growth and Income, Mid Cap and Small Cap may invest in securities rated below investment grade, i.e., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.
International Equity may invest up to 10% of its net assets in lower rated/high-yield securities.


     Risk Factors of Lower Rated / High-Yield Securities:
     ----------------------------------------------------

          INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes and, thus, in a fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

          In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.

          CREDIT RISK. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. A fund's subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund' subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.

          LIQUIDITY RISK. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may affect adversely the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or subadviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a fund.

     SHORT-TERM MONEY MARKET INSTRUMENTS:

     BANKERS' ACCEPTANCES. Each fund may invest in bankers' acceptances. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.

     Growth and Income may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

     CERTIFICATES OF DEPOSIT ("CDS"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

     COMMERCIAL PAPER. Each fund, except International Equity, may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. International Equity may invest only in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

     REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

     REPURCHASE AGREEMENTS. Each fund may invest in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve


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

System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

     The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the funds invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian, State Street Bank and Trust Company ("Custodian").

     REVERSE REPURCHASE AGREEMENTS. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.

     U.S. GOVERNMENT AND ZERO COUPON SECURITIES:

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

     ZERO COUPON SECURITIES. Growth and Income may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date


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

when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

     FOREIGN SECURITIES EXPOSURE:

     DEPOSITARY RECEIPTS. Each fund may invest in sponsored or unsponsored European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depositary Receipts"). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

     EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities.

     EURO/YANKEE BONDS. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

     EURODOLLAR CERTIFICATES. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

     FOREIGN SECURITIES. Each fund may invest in foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter ("OTC") markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.

     International Equity may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Compared to the United States and other developed countries, emerging markets countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.


     No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

     Because investments in foreign companies usually will involve currencies of foreign countries and because Diversified Growth, Capital Appreciation, Growth Equity, Growth and Income and Value Equity may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates. Capital Appreciation, Growth Equity, Growth and Income and Value Equity may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract").

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"):

     Each fund may invest in both sponsored and unsponsored ADRs. ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

     ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

     HEDGING INSTRUMENTS - FUTURES, FORWARDS, OPTIONS AND HEDGING TRANSACTIONS:

     GENERAL DESCRIPTION. Each fund, except Small Cap, may use certain financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Hedging Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A fund's subadviser may utilize these opportunities to the extent that it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. Although a fund may be permitted to use a variety of Hedging Instruments, each fund presently intends to purchase and sell and use for hedging or investment purposes those Hedging Instruments as specified and discussed in the sections that follow.

     SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

          (1) Successful use of most Hedging Instruments depends upon a fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          To compensate for imperfect correlation, a fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

          (4) As described below, each fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

          COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund's Custodian, in the prescribed amount.

          Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

     OPTIONS

     Each fund, except Small Cap, may use for hedging or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Growth and Income may only purchase and sell call options on securities, and write covered call options on securities as discussed below. Certain special characteristics of and risks with these strategies are discussed below.

     CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

          The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

          Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

          Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

          A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

          In considering the use of options, particular note should be taken of the following:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

          (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.
Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

          Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

          With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

          (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

          (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

          Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

          If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

          As noted above, Growth and Income and Value Equity may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Growth and Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. For Value Equity, its investment in covered call options may not exceed 10% of the fund's total assets.

          The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

     FUTURES AND OPTIONS ON FUTURES

     Growth Equity and Value Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes. International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes. Mid Cap do not anticipate using futures or options on futures at this time.

     GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

          Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

          A fund is required to maintain margin deposits in connection with the futures contracts it buys or sells and the options on future contracts it has written. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

          Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

          Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

     STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

     Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     LIMITATION ON THE USE OF OPTIONS AND FUTURES. To the extent that a fund enters into futures contracts and commodity options (including options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange) other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the fund's investment portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. This limitation does not limit the percentage of the fund's assets at risk to 5%.

     FOREIGN CURRENCY HEDGING STRATEGIES. Growth Equity and Value Equity may use options and futures on foreign currencies and International Equity may only use futures on foreign currencies.

     Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged.

The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each fund, except Small Cap, may engage in forward currency contracts as discussed below. Growth Equity and Value Equity may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not exceeding 5% of their respective assets. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. International Equity generally will not enter into a forward contract with a term of greater than one year.

     A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     Forward currency transactions may serve as long hedges - for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

     Growth and Income and International Equity may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. International Equity may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

     In addition, Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity may use forward currency contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

     Growth and Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to either fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     In addition, International Equity, Growth Equity, Growth and Income and Value Equity may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.

     The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     COMBINED TRANSACTIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     SWAPS, CAPS, FLOORS AND COLLARS

     Among the transactions into which International Equity may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by and with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments based on a notional principal amount from the party selling such cap to the extent that a specified index or rate exceeds a predetermined index or rate. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined index or rate. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     International Equity will usually enter into swaps on a net basis, i.e., the two payment systems are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, its subadviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from NRSRO or is determined to be of equivalent credit quality by the fund's subadviser. If there is a default by the counterpary, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floor and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty, a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

     The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterpary referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

     OPTIONS ON SWAP AGREEMENTS

     International Equity may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yield that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

     FORWARD COMMITMENTS:

     International Equity and Growth and Income may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Growth and Income currently has no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

     ILLIQUID AND RESTRICTED SECURITIES:

     Capital Appreciation, International Equity, Growth Equity, Growth and Income and Value Equity will not purchase or otherwise acquire any illiquid security, including repurchase agreements maturing in more than seven days, if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Diversified Growth, Mid Cap and Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The funds presently have no intention of investing more than 5% of their respective assets in illiquid securities.

     OTC options and their underlying collateral are currently considered to be illiquid investments. Growth Equity, Growth and Income, Mid Cap and Value Equity may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.

     OTHER INVESTMENT COMPANIES AND INDEX SECURITIES:

     INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. International Equity may invest up to 10% of its assets in securities of closed-end investment companies that invest in foreign markets. See "Foreign Securities Exposure" for a discussion of the risks of investing in foreign securities.

     INDEX SECURITIES. Index Securities are considered investments in other investment companies. Each fund may invest in Standard and Poor's Depositary Receipts, Standard and Poor's MidCap 400 Depositary Receipts, and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

     OTHER INVESTMENT PRACTICES:

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. International Equity may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when International Equity anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When International Equity purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of International Equity's when-issued or delayed delivery commitments or
(2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. International Equity will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, International Equity may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, International Equity will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Equity's payment obligation).

     LOANS OF PORTFOLIO SECURITIES. Mid Cap, Value Equity, Growth Equity and Growth and Income may loan portfolio securities to qualified broker-dealers. International Equity may loan portfolio securities to broker-dealers or other financial institutions. The collateral for a fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.

     TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes during anticipated periods of general market decline, each fund, other than International Equity, may invest up to 100% of its net assets in money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank CDs and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's. For a description of S&P or Moody's commercial paper and corporate debt ratings, see APPENDIX B. Each fund also may take positions that are consistent with its principal investment strategies.

     In addition, for temporary defensive purposes, International Equity may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities or U.S. issuers and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

     B.   INDUSTRY CLASSIFICATIONS
          ------------------------

     For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P. except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified as one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals). If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, in the event that any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or, with respect to International Equity, classifications determined by the Financial Times Stock Exchange International.

III. INVESTMENT LIMITATIONS
     ----------------------

     A.   FUNDAMENTAL INVESTMENT POLICIES
          -------------------------------

     In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. In addition to the limitations below, the investment objective of each fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of each fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or
(2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     DIVERSIFICATION. With respect to 100% of the total assets of Capital Appreciation and with respect to 75% of the total assets of the other funds, no fund may invest more than 5% of that fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.

     INDUSTRY CONCENTRATION. No fund may purchase securities if, as a result of such purchase, more than 25% of the value of such fund's total assets would be invested in any one industry; however, this restriction does not apply to U.S. Government securities.

     BORROWING MONEY. No fund may borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing is limited as follows:

     (1) Growth and Income may not borrow money except from banks. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the fund's total assets at the time the borrowing is made. The fund may not make additional investments when borrowings exceed 5% of the fund's total assets.

     (2) Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the fund do not exceed 5% of the fund's total assets.

     (3) Diversified Growth, International Equity, Growth Equity, Mid Cap, Small Cap and Value Equity may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

     (4) International Equity will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of International Equity's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, International Equity may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the currency value of International Equity's total assets.

     ISSUING SENIOR SECURITIES. No fund may issue senior securities, except as permitted by the investment objective, policies, and investment limitations of the fund, except that (1) Diversified Growth may engage in transactions involving forward currency contracts or other financial instruments (2) International Equity, Growth Equity, Mid Cap and Value Equity may engage in transactions involving options, futures, forward currency contracts, or other financial instruments, as applicable and (3) Growth and Income may purchase and sell call options and forward contracts.

     UNDERWRITING. Subject to the following exceptions, no fund may underwrite the securities of other issuers: (1) Diversified Growth, International Equity, Growth Equity and Small Cap may underwrite securities to the extent that, in connection with the disposition of portfolio securities, that fund may be deemed to be an underwriter under federal securities laws and (2) Capital Appreciation and Growth and Income may invest not more than 5% and Diversified Growth, Mid Cap, and Small Cap may invest not more than 15% of their respective net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act.

     INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. With the following exceptions, no fund may invest in commodities, commodity contracts or real estate (including real estate limited partnerships, in the case of all the funds except Growth and Income and International Equity): (1) the funds may purchase securities issued by companies that invest in or sponsor such interests, (2) Diversified Growth may purchase and sell forward currency contracts and other financial instruments, (3) Growth Equity and Value Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments, (4) International Equity may purchase and sell forward contracts, futures contracts, options and foreign currency, (5) International Equity and

Growth and Income may purchase securities that are secured by interests in real estate, (6) Growth and Income may write and purchase call options, purchase and sell forward contracts and engage in transactions in forward commitments and (7) Capital Appreciation, International Equity, Growth Equity, Growth and Income, Small Cap and Value Equity may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.

     LOANS. No fund may make loans, except that each fund except International Equity may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed (and, in the case of Growth and Income, privately placed) notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where the fund may enter into repurchase agreements as permitted under that fund's investment policies (3) Mid Cap, Value Equity and Growth Equity may make loans of portfolio securities as described in this SAI. International Equity may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of International Equity's portfolio securities.

     B.   FUNDAMENTAL POLICIES UNIQUE TO INTERNATIONAL EQUITY
          ---------------------------------------------------

     International Equity has adopted the following fundamental policies that can be changed only by shareholder vote:

     MARGIN PURCHASES. International Equity will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by International Equity of initial or variation margin in connection with futures contracts, forward contracts or options is not considered the purchase of a security on margin.)

     SHORT SALES. International Equity will not make short sales of securities or maintain a short position, except that International Equity may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and International Equity may sell short "against the box." As a matter of nonfundamental investment policy, International Equity will not sell securities short "against the box."

     C.   FUNDAMENTAL POLICIES UNIQUE TO GROWTH AND INCOME
          ------------------------------------------------

     Growth and Income has adopted the following fundamental policies that can be changed only by shareholder vote:

     LOANS OF PORTFOLIO SECURITIES. Growth and Income may not lend portfolio securities amounting to more than 25% of its total assets.

     MARGIN PURCHASES. Growth and Income may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     D.   NON-FUNDAMENTAL INVESTMENT POLICIES
          -----------------------------------

     Each fund has adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.


     INVESTING IN ILLIQUID SECURITIES. Diversified Growth and Small Cap may not invest more than 15%, and Capital Appreciation, Growth and Income and Value Equity may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Growth and Income, privately placed securities.


     Growth Equity and International Equity may not invest more than 10%, and Mid Cap may not invest more than 15% of their net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.


     SELLING SHORT AND BUYING ON MARGIN. Diversified Growth, Capital Appreciation, Growth Equity, Mid Cap, Small Cap and Value Equity may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. In addition, Diversified Growth, Growth Equity, Mid Cap and Value Equity may make margin deposits in connection with its use of options, futures contracts and forward currency contracts, as applicable. In addition, Growth Equity and Mid Cap may sell short "against the box." International Equity will not sell securities "short against the box."

     INVESTING IN INVESTMENT COMPANIES. Diversified Growth, Growth and Income, Mid Cap, Small Cap and Value Equity may not invest in securities issued by other investment companies except as permitted by the 1940 Act.

     Capital Appreciation may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission is involved and only if immediately thereafter not more than 5% of Capital Appreciation's total assets (taken at market value) would be invested in such securities.

     Growth Equity may not invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     International Equity may not invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. In addition, International Equity may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by International Equity's shareholders. International Equity may incur duplicate advisory or management fees when investing in another mutual fund.

     E.   NON-FUNDAMENTAL POLICIES UNIQUE TO CAPITAL APPRECIATION
          -------------------------------------------------------

     Capital Appreciation has adopted the following non-fundamental policies:

     OPTION WRITING. Capital Appreciation may not write put or call options.

     PLEDGING. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

     F.   NON-FUNDAMENTAL POLICIES UNIQUE TO SMALL CAP
          --------------------------------------------

     Small Cap has adopted the following non-fundamental policy:

     OPTION WRITING. Small Cap may not write put or call options.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.  NET ASSET VALUE
      ---------------

     The net asset value per share of Class A shares, Class B shares and Class C shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") each day the NYSE is open for business (each a "Business Day"). The NYSE normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

          LISTED SECURITIES. A security listed or traded on the NYSE is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. A security listed on the Nasdaq Stock Market is valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

          OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.


          FOREIGN ASSETS. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally,a "significant event" affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If a "significant event" materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.


          SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

          FAIR VALUE ESTIMATES. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

     The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' net asset values per share are not calculated. Calculation of net asset value of Class A shares, Class B shares and, Class C shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

     The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

V.   PERFORMANCE INFORMATION
     -----------------------

     Total return data of each class from time to time may be included in advertisements about each fund. Performance information is computed separately for each class. Because Class B and Class C shares bear higher Rule 12b-1 fees, the performance of Class B and Class C shares of a fund likely will be lower than that of Class A shares.

     AVERAGE ANNUAL TOTAL RETURN. The funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each fund's advertising and promotional materials are calculated for the one-year, five-year and ten-year periods (or life of the fund), according to the following formula:

                               n
                         P(1+T)  =   ERV
             where:      P     =     a  hypothetical  initial  payment of $1,000
                         T     =     average annual total return
                         n     =     number of years
                         ERV   =     ending   redeemable   value   of  a
                                     hypothetical  $1,000  payment  made
                                     at the  beginning  of the period at
                                     the end of that period

     In calculating the ending redeemable value for Class A shares, each fund's current maximum sales charge of 4.75% is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period is deducted. All dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

     In connection with communicating its average annual total return or cumulative return (simple change of an investment over a stated period) to current or prospective shareholders, each fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The funds' quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                     (n)
                             P(1 + T)    = ATV
                                              (D)
      Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV   "   =    represents    the   ending    value   of   the
                      (D)         hypothetical initial investment after taxes on
                                  distributions,  not after taxes on redemption.
                                  Dividends and other  distributions are assumed
                                  to be  reinvested  in shares at the  prices in
                                  effect    on    the    reinvestment     dates.
                                  ATV(SUB)(D)(SUB) will be adjusted to reflect the effect of any absorption of fund expenses by Heritage.

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). The funds' quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                        (n)
                                P (1+ T)    = ATV
                                                 (DR)
      Where:
                  "P"        =    represents a hypothetical  initial investment
                                  of $1,000;
                  "T"        =    represents average annual total return;
                  "n"        =    represents the number of years; and
                  "ATV    "  =    represents the ending  redeemable value of the
                      (DR)        hypothetical initial investment after taxes on
                                  distributions  and  redemption.  Dividends and
                                  other   distributions   are   assumed   to  be
                                  reinvested in shares at the prices in effect on the reinvestment dates. ATV(SUB)(DR)(SUB) will be adjusted to reflect the effect of any absorption of fund expenses by Heritage.

     The average annualized total return, average annual return after taxes on distributions, average annual return after taxes on distributions and redemptions and cumulative total return are as follows for each period of each fund below. The returns are through October 31, 2003, except for Capital Appreciation and Growth and Income, which are through August 31, 2003 and September 30, 2003, respectively. The average annual return calculations below reflect the imposition of the maximum sales charge for Class A shares and the applicable CDSC for Class B shares and Class C shares. The cumulative return calculations do not include the imposition of any sales charges.



CLASS A SHARES
--------------
------------------------------------------------------------------------------------------------------------------------------------
Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
o Capital Appreciation                                                                                             December 12, 1985
    average annual return              13.82%              5.59%             11.05%              11.41%
    average annual return
    (after taxes
     on distributions)                 13.82%              4.32%              8.82%               8.35%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       11.06%              4.43%              8.44%               7.94%
    cumulative return                  19.50%             37.80%            199.38%             612.75%

o Diversified Growth                                                                                                 August 20, 1998
    average annual
    return                             25.12%             13.69%                N/A              14.69%
    average annual return
    (after taxes
    on distributions)                  25.12%             11.58%                N/A              12.65%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       20.09%             10.24%                N/A              11.17%
    cumulative return                  31.36%             99.38%                N/A             114.17%

o International Equity                                                                                             December 27, 1995
    average annual return              16.34%             -3.39%                N/A               0.88%
    average annual return
    (after taxes
    on distributions)                  16.34%             -4.33%                N/A                  0%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       13.07%             -2.47%                N/A               0.73%
    cumulative return                  22.14%            -11.64%                N/A              12.43%

o Growth Equity                                                                                                    November 16, 1995
    average annual return              11.91%              3.44%                N/A              11.74%
    average annual return
    (after taxes
    on distributions)                  11.87%              1.42%                N/A              10.32%
    average annual return
    (after taxes
    on distributions and
    redemptions)                        9.50%              2.37%                N/A               9.68%
    cumulative return                  17.45%             24.26%                N/A             153.90%

o Growth and Income                                                                                                December 15, 1986
    average annual return              17.94%             -1.08%              6.16%               7.10%

Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
    average annual return
    (after taxes
    on distributions)                  17.61%             -2.41%              3.93%               4.46%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       14.25%             -1.02%              4.28%               4.47%
    cumulative return                  23.82%              -.55%             90.95%              232.4%

o Mid Cap Stock                                                                                                     November 6, 1997
    average annual return              14.73%             13.08%                N/A               10.08
    average annual return
    (after taxes
    on distributions)                  14.73%             11.31%                N/A               9.35%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       11.79%             10.03%                N/A               8.30%
    cumulative return                  20.46%             94.08%                N/A              93.94%

o Small Cap Stock                                                                                                        May 7, 1993
    average annual return              29.32%              7.74%             10.42%              10.81%
    average annual return
    (after taxes
    on distributions)                  29.32%              6.65%              9.02%               9.47%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       23.46%              5.89%              8.16%               8.58%
    cumulative return                  35.77%             52.43%            182.87%             208.20%

o Value Equity                                                                                                     December 30, 1994
    average annual return              14.09%             -1.56%                N/A               6.08%
    average annual return
    (after taxes
    on distributions)                  13.85%             -2.41%                N/A               4.26%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       11.13%             -1.59%                N/A               4.27%
    cumulative return                  19.78%             -2.97%                N/A              76.93%

------------------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES
--------------
------------------------------------------------------------------------------------------------------------------------------------
Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
o Capital Appreciation                                                                                               January 2, 1998
    average annual return              14.67%              5.75%                N/A               5.66%
    average annual return
    (after taxes
    on distributions)                  18.67%              4.59%                N/A               4.64%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       10.93%              4.54%                N/A               4.51%
    cumulative return                  18.67%             33.25%                N/A              37.60%

o Diversified Growth                                                                                                 August 20, 1998
    average annual return              26.39%             13.83%                N/A              14.81%
    average annual return
    (after taxes
    on distributions)                  30.39%             11.79%                N/A              12.82%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       20.31%             10.31%                N/A              11.22%
    cumulative return                  30.39%             91.99%                N/A             105.97%

o International Equity                                                                                               January 2, 1998
    average annual return              17.16%             -3.36%                N/A              -2.22%
    average annual return
    (after taxes
    on distributions)                  21.16%             -4.14%                N/A              -2.90%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       12.93%             -2.42%                N/A              -1.55%
    cumulative return                  21.16%            -14.87%                N/A             -11.40%

o Growth Equity                                                                                                      January 2, 1998
    average annual return              12.61%              3.52%                N/A               5.69%
    average annual return
    (after taxes
    on distributions)                  16.56%              1.57%                N/A              -3.98%
    average annual return
    (after taxes
    on distributions and
    redemptions)                        9.25%              2.42%                N/A               4.28%
    cumulative return                  16.56%             19.72%                N/A              39.01%

o Growth and Income                                                                                                  January 2, 1998
    average annual return              18.82%             -1.05%                N/A              -1.61%
    average annual return
    (after taxes
    on distributions)                  22.67%             -1.98%                N/A              -2.50%

------------------------------------------------------------------------------------------------------------------------------------
Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
    average annual return
    (after taxes
    on distributions and
    redemptions)                       14.21%             -0.88%                N/A              -1.37%
    cumulative return                  22.82%             -4.19%                N/A              -8.21%

o Mid Cap Stock                                                                                                      January 2, 1998
    average annual return              15.58%             13.22%                N/A              10.92%
    average annual return
    (after taxes
    on distributions)                  19.52%             11.51%                N/A               9.49%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       11.62%             10.09%                N/A               8.33%
    cumulative return                  19.52%             86.91%                N/A              83.93%

o Small Cap Stock                                                                                                    January 2, 1998
    average annual return              30.82%              7.85%                N/A               2.44%
    average annual return
    (after taxes
    on distributions)                  34.77%              6.85%                N/A               1.64%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       23.81%              5.93%                N/A               1.55%
    cumulative return                  34.77%             46.89%                N/A              15.99%

o Value Equity                                                                                                       January 2, 1998
    average annual return              14.78%             -1.56%                N/A              -2.62%
    average annual return
    (after taxes
    on distributions)                  18.78%             -2.00%                N/A              -2.97%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       11.03%             -1.51%                N/A              -2.28%
    cumulative return                  18.78%             -6.68%                N/A             -13.45%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
--------------
------------------------------------------------------------------------------------------------------------------------------------
Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
o Capital Appreciation                                                                                                 April 3, 1995
    average annual return              18.61%              5.91%                N/A              12.13%
    average annual return
    (after taxes
    on distributions)                  18.61%              4.60%                N/A              10.08%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       14.89%              4.71%                N/A               9.59%
    cumulative return                  18.61%             33.26%                N/A             162.15%

o Diversified Growth                                                                                                 August 20, 1998
    average annual return              30.45%             13.94%                N/A              14.92%
    average annual return
    (after taxes
    on distributions)                  30.39%             11.79%                N/A              12.82%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       24.31%             10.45%                N/A              11.34%
    cumulative return                  30.39%             91.99%                N/A             105.97%

o International Equity                                                                                             December 27, 1995
    average annual return              21.16%             -3.17%                N/A                .75%
    average annual return
    (after taxes
    on distributions)                  21.16%             -4.14%                N/A               -.12%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       16.93%             -2.27%                N/A                .67%
    cumulative return                  21.16%            -14.87%                N/A               6.01%

o Growth Equity                                                                                                    November 16, 1995
    average annual return              16.62%              3.66%                N/A              11.58%
    average annual return
    (after taxes
    on distributions)                  16.62%              1.57%                N/A              10.12%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       13.29%              2.58%                N/A               9.55%
    cumulative return                  16.62%             19.72%                N/A             139.24%

------------------------------------------------------------------------------------------------------------------------------------
Fund                                   1 Year            5 Years           10 Years           Inception        Initial Offering Date
----                                   ------            -------           --------           ---------        ---------------------
o Growth and Income                                                                                                    April 3, 1995
    average annual return              22.82%              -.85%                N/A               6.24%
    average annual return
    (after taxes
    on distributions)                  22.67%             -1.98%                N/A               4.44%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       18.21%              -.73%                N/A               4.67%
    cumulative return                  22.82%             -4.19%                N/A              67.27%

o Mid Cap Stock                                                                                                     November 6, 1997
    average annual return              19.57%             13.33%                N/A              10.87%
    average annual return
    (after taxes
    on distributions)                  19.51%             11.50%                N/A               9.38%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       15.61%             10.22%                N/A               8.35%
    cumulative return                  19.51%             86.85%                N/A              85.41%

o Small Cap Stock                                                                                                      April 3, 1995
    average annual return              34.75%              8.00%                N/A              11.15%
    average annual return
    (after taxes
    on distributions)                  34.75%              6.85%                N/A               9.69%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       27.80%              6.09%                N/A               8.76%
    cumulative return                  34.75%             46.86%                N/A             147.75%

o Value Equity                                                                                                         April 3, 1995
    average annual return              18.69%             -1.36%                N/A               5.24%
    average annual return
    (after taxes
    on distributions)                  18.69%             -1.98%                N/A               3.58%
    average annual return
    (after taxes
    on distributions and
    redemptions)                       14.95%             -1.32%                N/A               3.67%
    cumulative return                  18.69%             -6.63%                N/A              55.03%
------------------------------------------------------------------------------------------------------------------------------------

VI.   INVESTING IN THE FUNDS

      Class A shares, Class B shares and Class C shares are sold at their next determined net asset value on Business Days. Effective February 1, 2004, Class B shares will not be offered for sale. However, Class B shares may continue to be acquired through exchange from another Heritage mutual fund and dividend reinvestments. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

VII.  INVESTMENT PROGRAMS
      -------------------

      A.    PERIODIC INVESTMENT PROGRAM
            ---------------------------

      The options below allow you to invest continually in one or more funds at regular intervals.

      1. From Your Bank Account -- You may authorize Heritage to process a monthly draft from your personal checking account for investment into a fund. The draft is returned by your bank the same way a canceled check is returned.

      2. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by Heritage ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of a fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

      3. Direct Deposit -- If your employer (including the Federal government) participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to a fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      You may change or terminate any of the above options at any time.

      B.    RETIREMENT PLANS
            ----------------
      HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish an individual retirement account ("IRA"). An individual may make limited contributions for individuals under the age of 50 at the end of any year, to an IRA through the purchase of shares of a fund and/or other Heritage Mutual Funds ("Heritage IRA"). The Internal Revenue Code of 1986, as amended ("Code"), limits the deductibility of IRA contributions for individuals under the age of 50 at the end of the year to a maximum of $3,000 per year ($6,000 if such contributions also are made for a nonworking spouse and a joint return is filed). Individuals who are age 50 or over by the end of any year may make special "catch up" contributions up to a maximum of $500. These limits apply only to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the amounts specified in the preceding sentence. In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish a "Roth IRA" although contributions to these types of accounts are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact Heritage.


      OTHER RETIREMENT PLANS. Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to an initial purchase of Class A shares will be that normally applicable under the schedule of sales charges set forth in the funds' Prospectus to an investment 13 times larger than the initial purchase. The sales charge applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under the schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class C shares at any time.

      C.    CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
            -----------------------------------------------------------
      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and minor children purchasing Class A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of Class A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

      The applicable Class A shares initial sales charge will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of a fund held by the investor and (b) all Class A shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset value of all Class A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

      D.    CLASS A LETTER OF INTENT
            ------------------------

      Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.

VIII. CONVERSION OF CLASS B SHARES
      ----------------------------

      Class B shares of a fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the month in which the shareholder's order to purchase the Class B shares was accepted. For these purposes, the date of purchase order acceptance means (i) the date on which the Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to apply, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage has no reason to believe that this condition for the conversion feature will not be met.

IX.   REDEEMING SHARES
      ----------------

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      A.    RECEIVING PAYMENT
            -----------------

      If a request for redemption is received by a fund before the closing of regular trading on the Exchange (usually 4:00 p.m. Eastern time) on a Business Day, or such other day designated by a fund if, in its discretion, the fund accepts redemptions on days when the Exchange is closed, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

      If shares of a fund are redeemed by a shareholder through the Distributor, a participating dealer or participating bank ("Financial Advisor"), the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor by the third day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the fund or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a Financial Advisor prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor or to Heritage.

      A redemption request will be considered to be received in "good order" if:

      o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

      o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

      o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

      o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

      B.    TELEPHONE TRANSACTIONS
            ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. A fund, Heritage, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions  they  reasonably  believe  are  authentic.  In  acting  upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Heritage, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      C.    SYSTEMATIC WITHDRAWAL PLAN
            --------------------------

      Shareholders may elect to make systematic withdrawals from a fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made in less than one year of the date of purchase, will be charged a CDSC of 1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, Heritage and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.

      D.    WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE
            ----------------------------------------------

      To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends and other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC. Shares of the funds obtained through an exchange from another Heritage Mutual Fund are subject to any applicable CDSC due at redemption.

      The CDSC for Class A shares, Class B shares and Class C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called "Keogh Plan") or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a Fund of Class A shares or Class B shares or Class C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates.

      E.    REDEMPTIONS IN KIND
            -------------------

      A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

X.    EXCHANGE PRIVILEGE
      ------------------

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      If you or your Financial Advisor are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

XI.   TAXES
      -----

      GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently acquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by that fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

      Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. A portion of the dividends (but not the capital gain distributions) each fund pays (an insubstantial portion in the case of International Equity), may be eligible for the 15% maximum Federal income tax rate applicable to dividends that individuals receive through 2008 (recently enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act")). The eligible portion may not exceed the aggregate dividends a fund receives from domestic corporations and certain foreign corporations, unless that aggregate is at least 95% of its gross income (as specially computed), in which case the entire dividend will qualify. In addition, the availability of the 15% rate is subject to certain holding period, debt-financing and other restrictions imposed with respect to the shares on which the dividends are paid. A portion of a fund's dividends - not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. As a result of enactment of the 2003 Act, any distributions a fund makes of net capital gain it recognizes on sales or exchanges of capital assets after May 5, 2003, will be subject to a 15% maximum federal income tax rate for individual shareholders. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her fund shares that have been held for more than one year will qualify for that maximum rate. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the relevant foreign bond funds, not equity funds total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. It is anticipated that only International Equity will be eligible for this election. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to

(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income. International Equity, if it makes this election, will report to its shareholders shortly after each taxable year their respective shares of the fund's income from sources within foreign countries and U.S. possessions and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to Federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

      HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      ORIGINAL ISSUE DISCOUNT SECURITIES. Growth and Income may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, Growth and Income must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Growth and Income annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Growth and Income's cash assets or from the proceeds of sales of portfolio securities, if necessary. Growth and Income may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Investors are advised to consult their own tax advisers regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the Federal tax treatment described above.

XII.  SHAREHOLDER INFORMATION
      -----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares, Class C shares of each fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Capital Appreciation, Growth and Income and Heritage Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XIII. FUND INFORMATION
      ----------------

      A.    MANAGEMENT OF THE FUNDS
            -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF THE TRUSTEES AND OFFICERS. The following is a list of each Trust's Trustees and officers with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA") and Heritage, the length of service to the Trusts, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trusts. Each Trustee serves as Trustee on the Boards of five investment companies in the Heritage Mutual Fund
Complex: Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of twelve portfolios.


                                                                                   Number of
                                                                                  Portfolios in
                                                                                 Heritage Mutual
                                                                                     Fund
                           Position, Term of                                       Complex
                           Office and Length         Principal Occupation         Overseen by                  Other
Name, Address and           of Time Served          During Past Five Years          Trustee                Directorships
-----------------           --------------          ----------------------          -------                -------------


AFFILIATED TRUSTEES:
-------------------          TERM:  Lifetime
                             of Trust until
                             removal,
                             resignation or
                             retirement**

Thomas A. James* (61)        Trustee since         Chairman of the Board            12                      Outback
880 Carillon Parkway         1985***                 since 1986; Chief                                    Steakhouse,
St. Petersburg, FL 33716                          Executive Officer of RJF                                    Inc.
                                                   since 1969; Chairman of
                                                    the Board of RJA since
                                                    1986; Chairman of the
                                                    Board of Eagle Asset
                                                       Management, Inc.
                                                    ("Eagle") since 1984.


Richard K. Riess* (54)       President             Executive Vice President         12                        N/A
880 Carillon Parkway         since 2000           and Managing Director for
St. Petersburg, FL 33716     and Trustee          Asset Management of RJF
                             since 1985***            since 1998; Chief
                                                  Executive Officer of Eagle
                                                      since 1996; Chief
                                                     Executive Officer of
                                                     Heritage since 2000;
                                                  President of Eagle, 1995 to
                                                             2000.

INDEPENDENT TRUSTEES:        TERM:
--------------------         ----
                             Lifetime of
                             Trust until
                             removal,
                             resignation or
                             retirement**

C. Andrew Graham (63)        Trustee since          First Financial Advisors,        12                       N/A
880 Carillon Parkway         1985***                LLC & Graham Financial
St. Petersburg, FL  33716                            Partners, LLC (financial
                                                     planning, isurance and
                                                    investment services) since
                                                     1999; Representative of
                                                     NFP Securities, Inc.
                                                     (broker-dealer) since
                                                    2002; Representative of
                                                   Muti-Financial Securities
                                                  Corp. (broker-dealer) 1996
                                                   to 2001; Vice President of
                                                     Financial Designs Ltd.
                                                         1996 to 1999.

                                             45


William J. Meurer (60)       Trustee since 2003     Private financial consultant                12          Sykes
880 Carillon Parkway                                  since September 2000;                              Enterprises,
St. Petersburg, FL 33716                               Board of Directors of                             Incorporated
                                                     Tribridge Consulting, Inc.                         (inbound call
                                                      (business consulting                                 systems)
                                                     services) since 2000; Board,
                                                       of Trustees, St. Joseph's-
                                                       Baptist Health Care since
                                                        2000; Advisory Board,
                                                        Bisk Publishing, Inc.
                                                     (distance learning provider)
                                                        since 2000; Managing
                                                     Partner, Central Florida of
                                                         Arthur Andersen LLP,
                                                        1987 to 2000; Managing
                                                       Partner, Florida Audit and
                                                      Business Advisory Services
                                                        of Arthur Andersen, 1997
                                                                to 2000.

James L. Pappas (60)         Trustee since 1989***     Lykes Professor of Banking              12           N/A
880 Carillon Parkway                                    and Finance since 1986 at
St. Petersburg, FL 33716                                   University of South
                                                            Florida; President,
                                                           Graduate School of
                                                           Banking since 1995;
                                                        Trustee and Chairman of
                                                        the Board, Tampa Museum
                                                                  of Art.

David M. Phillips (64)       Trustee since 1985***      Chief Executive Officer of             12           N/A
880 Carillon Parkway                                     Evare LLC (information
St. Petersburg, FL 33716                                 services); Chairman
                                                           Emeritus of CCC
                                                        Information Services, Inc.;
                                                          Executive in Residence,
                                                            University of North
                                                        Carolina-Wilmington, 2000
                                                                to 2003.

Eric Stattin (70)            Trustee since 1987***       Private investor since 1988.          12           N/A
880 Carillon Parkway
St. Petersburg, FL 33716

                                       46

Deborah L. Talbot (53)       Trustee since 2002            Consultant/Advisor;                 12           N/A
880 Carillon Parkway                                      Member, Academy of
St. Petersburg, FL 33716                                  Senior Professionals,
                                                        Eckerd College since 1998;
                                                         Member, Dean's Advisory
                                                         Board of Fogelman School
                                                          of Business, University of
                                                            Memphis, 1999-2000;
                                                           Advisory Board Member,
                                                          Center for Global Studies,
                                                             Pennsylvania State
                                                           University, 1996-1999.


OFFICERS:                    TERM:  One year
--------                     ----

K.C. Clark (44)              Executive Vice                  Executive Vice President          N/A
880 Carillon Parkway         President and                     and Chief Operating
St. Petersburg, FL 33716     Principal Executive             Officer of Heritage since
                             Officer since 2000                  2000; Senior Vice
                                                             President - Operations and
                                                             Administration of Heritage,
                                                            1998 to 2000; Vice President-
                                                          Operations and Administration of
                                                                Heritage, 1993 to 1998.

Andrea N. Mullins (36)       Treasurer since                    Treasurer and Vice             N/A          N/A
880 Carillon Parkway         2003                              President - Finance of
St. Petersburg, FL 33716                                      Heritage since 2003; Vice
                                                                  President - Fund
                                                               Accounting of Heritage,
                                                                   1996 to 2003.

Clifford J. Alexander (60)   Secretary since                    Partner, Kirkpatrick &         N/A
1800 Massachusetts Ave.      1985***                           Lockhart LLP (law firm)
Washington, DC 20036                                                since 1997.




Robert J. Zutz (50)          Assistant                          Partner, Kirkpatrick &         N/A
1800 Massachusetts Ave.      Secretary since                   Lockhart LLP (law firm)
Washington, DC 20036         1989***                                since 1983.


Deborah A. Malina (37)       Assistant                        Compliance Administrator         N/A
880 Carillon Parkway         Secretary since                   of Heritage since 2000;
St. Petersburg, FL 33716     2000                              Assistant Supervisor of
                                                               Operations of Heritage,
                                                                   1997 to 2000.

-------------------------------

*   Messrs.  James and Riess are  "interested"  persons of the Trust as that term is defined by the 1940 Act. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

**  The Board has adopted a  retirement  policy that  requires  Trustees to retire at the age of 72 for those  Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

*** The date reflected in the table above is for Heritage Capital Appreciation Trust, which was established in 1985.  Each
Trustee and officer who was a member of the Board in 1985, subsequently became a member of the Board of Heritage Growth and Income Trust and Heritage Series Trust, which were established in 1986 and 1992, respectively.  Each Trustee and officer who joined the Board after 1985 became a member of each Trust established at that time.


                                                            47

      The Trusts have an Audit Committee, consisting of Messrs. Meurer, Pappas and Stattin and Ms. Talbot. The members of the Audit Committee are not "interested" persons of the Trust ("Independent Trustees") (as defined in the 1940 Act). The primary responsibilities of the Trust's Audit Committee are, as set forth in its charter, are to oversee and monitor: the accounting and financial reporting and practices of each Trust; internal audit controls and procedures; the Trust's independent auditors, including their qualifications, independence and performance; the integrity, quality and objectivity of the financial statements of each Trust; and the process for reviewing the integrity and soundness of each Trust's internal controls relating to financial reporting (including the fees charged by auditors). Each Trust's Audit Committee met three times during its last fiscal year.

      The Trusts also have a Nominating Committee, consisting of Messrs. Meurer, Graham, Pappas, Phillips and Stattin, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the last fiscal year. The Nominating Committee does not have a policy regarding the consideration of nominees recommended by shareholders.

      The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of the calendar year ended December 31, 2003:



---------------------------------------------------------------------------------------------------------------
DOLLAR RANGE     AFFILIATED             INDEPENDENT
OF EQUITY        TRUSTEES:              TRUSTEES:
SECURITIES       ---------              ---------
OWNED:
------
---------------------------------------------------------------------------------------------------------------
                 Thomas A.   Richard K. C. Andrew  William J. David M.      James L.    Deborah L.   Eric
                 James       Reiss      Graham     Meurer*    Phillips      Pappas      Talbot       Stattin

---------------------------------------------------------------------------------------------------------------
Capital          Over        $0         $0         $1-10,000  $50,001-      $1-$10,00   $10,001-     $0
Appreciation     $100,000                                     $100,000                  $50,000
Trust
---------------------------------------------------------------------------------------------------------------
Diversified      Over        $0         $10,001-   $0         $10,001-      $0          $0           $1-
Growth Fund      $100,000               $50,000               $50,000                                $10,000
---------------------------------------------------------------------------------------------------------------
International    Over        $0         $0         $0         $0            $1-$10,000  $0           $0
Equity Fund      $100,000
---------------------------------------------------------------------------------------------------------------
Growth           Over        $0         $10,001-   $0         $0            $10,001-    $0           $0
Equity Fund      $100,000               $50,000                             $50,000
---------------------------------------------------------------------------------------------------------------
Growth and       $0          $0         $0         $1-        $0            $1-         $0           $1-
Income Trust                                       $10,000                  $10,000                  $10,000
---------------------------------------------------------------------------------------------------------------
Mid Cap Stock    Over        $0         $0         $0         $0            $1-         $10,001-     $0
Fund             $100,000                                                   $10,000     $50,000
---------------------------------------------------------------------------------------------------------------
Small Cap        Over        $0         $0         $0         $0            $1-         $0           $10,001-
Stock Fund       $100,000                                                   $10,000                  $50,000
---------------------------------------------------------------------------------------------------------------
Value Equity     Over        $0         $0         $0         $0            $1-         $0           $0
Fund             $100,000                                                   $10,000
---------------------------------------------------------------------------------------------------------------
Aggregate        Over        $1-$10,000 $10,001-   $10,001-   Over          Over        $10,001-     $50,001-
Dollar Range     $100,000               $50,000    $50,000    $100,000      $100,000    $50,000      $100,000
of Equity
Securities
in Heritage
Mutual Funds
-------------------------------------------------------------------------------------------------------------

* Mr.  Meurer was  appointed to the Board on February  28,  2003.


                                                      49

      The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


      The Series Trust currently pays Trustees who are not employees of Heritage or its affiliates $9,692 annually and $1,615 per meeting of the Board. Growth and Income and Capital Appreciation each pay such Trustees $1,385 annually and $231 per meeting of the Board. Each Trustee also is reimbursed for any expenses incurred in attending meetings. No officer, director or employee of Heritage receives any compensation from a fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2003.






                              COMPENSATION TABLE

                       Aggregate      Aggregate                     Total Compensation
                      Compensation  Compensation     Aggregate      From the Trusts and
                      From Capital   From Growth   Compensation    the Heritage Family
  Name of Person,     Appreciation   and Income      From the        of Funds* Paid
       Position          Trust          Trust      Series Trust        to Trustees
  --------------         -----          -----      ------------        -----------


AFFILIATED TRUSTEES:
Thomas A. James            $0             $0            $0               $0

Richard K. Riess           $0             $0            $0               $0

INDEPENDENT TRUSTEES:

C. Andrew Graham         $2,308        $2,308         $16,154         $30,000

William J. Meurer**      $1,731        $1,731         $12,115         $22,500

James L. Pappas          $2,308        $2,308         $16,154         $30,000

David M. Phillips        $2,308        $2,308         $16,154         $30,000

Deborah L. Talbot        $2,308        $2,308         $16,154         $30,000

Eric Stattin             $2,308        $2,308         $16,154         $30,000

-------------------------------

*The Heritage Mutual Funds consist of five separate registered investment companies, which have Capital Appreciation Trust, Cash Trust, Growth and Income Trust, Income Trust and Series Trust, and 12 portfolios of those companies.


** Mr. Meurer was appointed to the Board on February 28, 2003.

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

      B.    FIVE PERCENT SHAREHOLDERS
            -------------------------

      Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the following funds as of November 30, 2003:


Heritage Series Trust - Small Cap Stock Fund - A Shares
Raymond James Inc.                                              8.7%
Star Plan Trust
Attn: Deb Nagorka/RJF Administration
P.O. Box 12749
St. Petersburg, FL 33733-2749

Heritage Series Trust - International Equity Fund - A Shares
FTC & Company                                                   8.1%
Account 00187
Datalynx
P.O. Box 173736
Denver, CO 80217-3736

Heritage Series Trust - International Equity Fund - A Shares
FTC & Company                                                   11.2%
Account 00315 Datalynx
P.O. Box 173736
Denver, CO 80217-3736

Heritage Capital Appreciation Trust - A Shares
Charles Schwab & Co. Inc.                                       6.1%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104

Heritage Series Trust - Mid Cap Stock Fund - A Shares
Charles Schwab & Co. Inc.                                       5.2%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104

Heritage Series Trust - Growth and Income Fund - A Shares
Raymond James Inc.                                              7.8%
Star Plan Trust
Attn: Deb Nagorka/RJF Administration
P.O. Box 12749

St. Petersburg, FL 33733-2749

Heritage Series Trust - Value Equity Fund - C Shares
Pershing LLC                                                    9.2%
P.O. Box 2052
Jersey City, NJ 07303-9998


Heritage Series Trust - Growth Equity Fund - A Shares
Charles Schwab & Co. Inc.                                       23.9%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104


      C.    INVESTMENT ADVISER AND ADMINISTRATOR; SUBADVISERS
            -------------------------------------------------

      The investment adviser and administrator for each fund is Heritage Asset Management, Inc. Heritage was organized as a Florida corporation in 1985. All the capital stock of Heritage is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      With respect to each fund, Heritage is responsible for overseeing the fund's investment and noninvestment affairs, subject to the direction of Heritage and each fund's Board. The Series Trust, on behalf of Diversified Growth, Growth Equity, Mid Cap, Small Cap and Value Equity entered into an Investment Advisory and Administration Agreement with Heritage dated March 29, 1993 and last supplemented on July 1, 2002 to include International Equity. Prior to July 1, 2002, Eagle Asset Management, Inc. ("Eagle") was the investment adviser to International Equity. Capital Appreciation and Growth and Income entered into Investment Advisory and Administration Agreements dated November 13, 1985 and October 31, 1986, respectively and, in the case of Capital
Appreciation, amended on November 19, 1996. The Investment Advisory and Administration Agreements require that Heritage review and establish investment policies for each fund and administer the funds' noninvestment affairs.

      Under separate Subadvisory Agreements, Eagle and Goldman Sachs Asset Management L.P. ("GSAM"), subject to the direction of Heritage and the Capital Appreciation's Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad Asset Management, Inc. ("Awad") each provide investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board, to Diversified Growth, Growth Equity, Growth and Income, Mid Cap and Value Equity for a fee payable by Heritage. None of Value Equity's or Growth and Income's assets currently are allocated to Eagle. Under a Subadvisory Agreement, Dreman Value Investment Management, L.L.C. ("Dreman") provides investment advice and portfolio management services, subject to the direction by Heritage and the Series Trust's Board, to Value Equity for a fee payable by Heritage. Under a separate Subadvisory Agreement, Thornburg Investment Management, Inc. ("Thornburg"), subject to the direction of Heritage and the Growth and Income's Board, provides investment advice and portfolio management services to Growth and Income for a fee payable by Heritage. Under a separate Subadvisory Agreement, Julius Baer Investment Management, Inc. ("Julius Baer") provides investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust's Board, to International

Equity  for   a  fee   payable  by  Heritage  (collectively,   the  "Subadvisory
Agreements").

      Heritage also is obligated to furnish each fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a fund. Heritage and its affiliates also pay all the compensation of Trustees of the Trust who are employees of Heritage and its affiliates. Each fund pays all its other expenses that are not assumed by Heritage. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which a fund may be a party. Each fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

      The Advisory Agreements and the Subadvisory Agreements each were approved by the Board (including all of the Trustees who are not "interested persons" of Heritage or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, the subadvisers or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

    The Board last considered the renewal of the Advisory Agreements and the Subadvisory Agreements (except with respect to the Agreements between Heritage and Dreman on behalf of Value Equity) at a meeting held on August 30, 2003. In renewing these Agreements, the Trustees considered, among other matters: (1) the investment performance of Heritage and each subadviser and the relative performance of each fund compared to its peers; (2) the actual expenses of each fund and a comparison of the expenses of its peers; (3) the continuation of the expense cap arrangements proposed by Heritage; (4) whether Heritage or the subadvisers had realized any economies of scale; (5) the profitability of Heritage and the subadvisers in providing their services to the funds; (6) the impact of the subadvisers and their performance on the on the sales and redemptions of fund shares; and (7) the period of time that certain subadvisers has served in their current capacities.

      In considering the investment performance of Heritage and each subadviser, the Trustees considered that: (1) the short-term performance of Mid Cap lagged its peers, but had excellent performance for 3- and 5- year periods; (2) Capital Appreciation continued to have exceptional long-term performance; (3) Growth and Income's short-term performance had improved since its current subadviser began managing the Fund; (4) the 1- and 3 year total return for Diversified Growth outpaced the average of other funds in its peer group; (5) Growth Equity's performance was positive relative to peers that had a higher risk/return deviation that the fund's category average; (6) Small Cap outperformed its peers for the 3-year period but lagged for the 5-year period; and (7) while Value Equity's performance lagged its peers, the fund hired a new subadviser on June 1, 2003.

      In considering the actual expenses of each fund, the Trustees considered that: (1) the current expense ratio for Mid Cap, Aggressive Growth is below their respective peers; (2) the current expense ratio for Capital Appreciation, Growth and Income Trust and Growth Equity is competitive with its peers; (3) fees were currently being waived for Small Cap; and (4) the current expense ratio for Value Equity was above its peers, but that fee were currently being waived pursuant to its expense caps.

      The Subadvisory Agreement between Heritage and Dreman, on behalf of Value Equity, was approved by the Board at its meeting on February 28, 2003. In approving this Agreement, the Board considered, among other matters: (1) the long and short-term performance records of Value Equity, (2) the investment performance of Dreman accounts with comparable investment objectives to the Fund, (3) the experience of Dreman's current portfolio managers, (4) the financial strength and quality of services offered by Dreman, and (5) Dreman's fees would be paid by Heritage and not by Value Equity.

      The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage as applicable, or 90 days `written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage automatically become responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements. In the event Heritage ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

      Heritage and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of each fund except for Messrs. Alexander and Zutz are officers or directors of Heritage or its affiliates. These relationships are described under "Management of the Funds."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to Heritage is based on the applicable fund's average daily net assets as listed in the Prospectus.




      DIVERSIFIED GROWTH. For Diversified Growth, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.60% of the average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2003, Heritage earned $830,293, $901,670 and $951,427, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to the fund for a fee paid by Heritage to Eagle with respect to the amount of fund assets under management equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2003, Heritage paid Eagle subadvisory fees of $415,147, $450,835 and $475,714, respectively.

      CAPITAL APPRECIATION. For Capital Appreciation, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.60% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.10% of average daily net assets. For the three fiscal years ended August 31, 2003, Heritage earned $2,634,409, $2,631,055 and $2,389,282, respectively.

      Heritage has entered into agreements with Eagle and GSAM to provide investment advice and portfolio management services to Capital Appreciation for an annual fee to be paid by Heritage to GSAM of 0.25% of Capital Appreciation's average daily net assets and for an annual fee paid by Heritage to Eagle of 50% of the fees payable to Heritage by Capital Appreciation, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Eagle currently does not have any of Capital Appreciation's assets under management, and, therefore, does not receive a fee from Heritage. For the three fiscal years ended August 31, 2003, Heritage paid to GSAM subadvisory fees of $878,055, $877,018 and $796,427, respectively.

      INTERNATIONAL EQUITY. For International Equity, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.78% or to the extent that Class B and Class C annual operating expenses exceed 2.53% of average daily net assets attributable to that class during this fiscal year. For the fiscal year ended October 31, 2001 and the period from November 1, 2001 to June 30, 2002, Eagle earned $337,973 and $203,268, respectively. For the same periods, Eagle waived its fees in the amounts of $87,461 and $194,088, respectively.

      Prior to July 1, 2002, Eagle had entered into an agreement with Martin Currie, Inc. ("Martin Currie") to provide investment advisory advice and portfolio management services to International Equity for a fee based on International Equity's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the fiscal year ended October 31, 2001, and the period from November 1, 2001 to June 30, 2002, Eagle paid Martin Currie subadvisory fees of $168,987 and $72,068, respectively.

      For the period from July 1, 2002 to October 31, 2002 and the fiscal year ended October 31, 2003, Heritage earned $59,132 and $313,109, respectively, and waived its fees in the amount of $59,132 and $202,733, respectively. Effective July 1, 2002, Heritage entered into an agreement with Julius Baer to provide investment advisory advice and portfolio management services to International Equity for a fee based on International Equity's average daily net assets paid by Heritage to Julius Baer equal to 0.45% on the first $100 million of assets under management and 0.40% on assets thereafter, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period from July 1, 2002 to October 31, 2002 and for the fiscal year ended October 31, 2003, Heritage paid Julius Baer subadvisory fees of $26,609 and $140,899, respectively.

      GROWTH EQUITY. For Growth Equity, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that Class A annual operating expenses exceed 1.35% or to the extent that Class C annual operating expenses exceed 2.10% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2003, Heritage earned $1,977,023, $1,809,957 and $1,871,771, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advisory advice and portfolio management services to Growth Equity for a fee paid by Heritage to Eagle equal to 50% of the fees paid to Heritage, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2003, Heritage paid Eagle subadvisory fees of $988,512, $904,979 and $935,886, respectively.

      GROWTH AND INCOME. For Growth and Income, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.35% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.10% of average daily net assets. For the three fiscal years ended September 30, 2003, Heritage earned $444,995, $409,602 and $391,993, respectively. For the same periods, Heritage waived its fees in the amounts of $79,211, $133,614, and $134,510.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Growth and Income for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Growth and Income, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended September 30, 2003, Heritage paid Eagle subadvisory fees of $172,906, $0 and $0, respectively.

      Heritage has entered into an agreement with Thornburg to provide investment advice and portfolio management services to Growth and Income for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Growth and Income, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Effective July 2, 2001, all of the assets of Growth and Income were allocated to Thornburg. For the period from July 2, 2001 to September 30, 2001 and the two fiscal years ended September 30, 2003, Heritage paid Thornburg subadvisory fees of $49,591, $204,801 and $180,973, respectively.

      MID CAP. For Mid Cap, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.45 % of the average daily net assets or to the extent that annual operating expenses attributable to Class C shares exceed 2.20% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2003, Heritage earned $472,659, $1,985,453 and $2,588,488, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Mid Cap for a fee paid by Heritage to Eagle equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of voluntary fee waivers by Heritage. For the three fiscal years ended October 31, 2003, Heritage paid Eagle $236,330, $358,499 and $1,294,244, respectively.

      SMALL CAP. For Small Cap, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.40% of the average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.15% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2003, Heritage earned $1,332,827, $1,351,569 and $1,220,894, respectively. For those same periods, Heritage waived its fees in the amounts of $0, $57,887 and $176,172, respectively.

      Heritage has entered into an agreement with Eagle and Awad to provide investment advice and portfolio management services to Small Cap for a fee paid by Heritage to each subadviser with respect to the amount of Small Cap assets under management equal to 50% of the fees payable to Heritage by Small Cap, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 2003. Heritage paid Eagle subadvisory fees of $666,411, $675,785 and $275,650, respectively. For the three fiscal years ended October 31, 2003, Heritage paid Awad subadvisory fees of $347,880, $347,076 and $334,799, respectively.

      VALUE EQUITY. For Value Equity, Heritage contractually has agreed to waive through the fund's 2003 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.45% of average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.20% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2003, Heritage earned $224,956, $214,167 and $164,310, respectively. For the same periods, Heritage waived its fees in the amounts of $71,232, $77,027 and $129,328, respectively.

      Prior to June 1, 2003, Heritage entered into separate agreement with Osprey to provide investment advice and portfolio management services to Value Equity for a fee paid by Heritage. For the two fiscal years ended October 31, 2002 and for the period from November 1, 2002 to June 30, 2003, Heritage paid Osprey subadvisory fees of $95,981, $91,378 and $46,043, respectively. No assets currently are allocated to Eagle.

      Effective June 1, 2003 Heritage entered into an agreement with Dreman to provide investment advice and portfolio management services to Value Equity Fund for a fee based on Value Equity's average daily net assets paid by Heritage to Dreman equal to 0.375% on the first $50 million of assets under management and 0.35% on assets thereafter, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period from June 1, 2003 to October 31, 2003, Heritage paid Dreman subadvisory fees of $29,365.

      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.

      D.    BROKERAGE PRACTICES
            -------------------

      Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
Diversified Growth's portfolio turnover rates for two fiscal years ending October 31, 2003 were 201% and 152%, respectively. Capital Appreciation's portfolio turnover rates for the two fiscal years ended August 31, 2003 were 31% and 22%, respectively. International Equity's portfolio turnover rates for the two fiscal years ended October 31, 2003 were 234% and 133%, respectively. Growth Equity's portfolio turnover rates for the two fiscal years ended October 31, 2003 were 158% and 177%, respectively. Growth and Income's portfolio turnover rates for the two fiscal years ended September 30, 2003 were 72% and 82%, respectively. Mid Cap's portfolio turnover rates for the two fiscal years ended October 31, 2003 were 171% and 163%, respectively. Small Cap's portfolio turnover rates for the two fiscal years ended October 31, 2003 were 54% and 45%, respectively. Value Equity's portfolio turnover rates for two fiscal years ended October 31, 2003 were 66% and 123%, respectively.




      The subadvisers are responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.


      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds. International Equity also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by International Equity to dealers on the basis of such research services.


      The Trustees may direct Heritage or the subadvisers to allocate a certain amount of commission business from certain funds to certain broker-dealers as consideration for the annual provision of certain data provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, Heritage and the subadvisers).

      Diversified Growth, Capital Appreciation, International Equity, Growth Equity, Growth and Income, Mid Cap, Small Cap and Value Equity may use the Distributor, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.


      Aggregate brokerage commissions paid by Diversified Growth for the three fiscal years ended October 31, 2003 amounted to $459,325, $580,634 and $678,711, respectively. For the same periods, aggregate brokerage commissions paid by Diversified Growth to the Distributor, an affiliated broker-dealer, were $35,900, $8,290 and $12,528, respectively. The commission to the Distributor for the most recent fiscal year represented 1.85% of the total aggregate commissions paid on brokerage transactions representing 1.07% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Capital Appreciation for the three fiscal years ended August 31, 2003 amounted to $324,312, $527,367 and $452,465, respectively. For the same periods, aggregate brokerage commissions paid by Capital Appreciation to the Distributor, an affiliated broker-dealer, were $0, $0 and $0, respectively. The commission to the Distributor for the most recent fiscal year represented 0% of the total aggregate commissions paid on brokerage transactions representing 0% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by International Equity for the three fiscal years ended October 31, 2003 amounted to $214,686, $206,609 and $221,776, respectively.

      Aggregate brokerage commissions paid by Growth Equity for the three fiscal years ended October 31, 2003 amounted to $1,110,245, $1,352,043 and $1,277,458, respectively. For the same periods, aggregate brokerage commissions paid by Growth Equity to the Distributor, an affiliated broker-dealer, were $0, $0 and $0, respectively.

      Aggregate brokerage commissions paid by Growth and Income for the three fiscal years ended September 30, 2003 amounted to $199,571, $122,066 and $109,431, respectively. For the same periods, aggregate brokerage commissions paid by Growth and Income to the Distributor, an affiliated broker-dealer, were $4,590, $2,030 and $1,405, respectively. The commission to the Distributor for the most recent fiscal year represented 1.28% of the total aggregate commissions paid on brokerage transactions representing 1.14% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Mid Cap for the three fiscal years ended October 31, 2001, 2002 and 2003 amounted to $290,711, $1,586,068 and
$1,975,658, respectively. For the same periods, aggregate brokerage commissions paid by Mid Cap to the Distributor, an affiliated broker-dealer, were $0, $0 and $0, respectively. The commission to the Distributor for the most recent fiscal year represented 0% of the total aggregate commissions paid on brokerage transactions representing 0% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Small Cap for the three fiscal years ended October 31, 2003 amounted to $240,244, $330,169 and $367,092, respectively. For the same periods, Small Cap paid the Distributor, an affiliated broker-dealer, commissions of $21,644, $13,650 and $17,945, respectively. The commission to the Distributor for the most recent fiscal year represented 4.89% of the total aggregate commissions paid on brokerage transactions representing 3.11% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Value Equity for the three fiscal years ended October 31, 2003 amounted to $83,542, $68,929 and $87,077, respectively. For the same periods, aggregate brokerage commissions paid by Value Equity to the Distributor were $0, $0 and $0, respectively. The commission to the Distributor for the prior fiscal year represented 0% of the total aggregate commissions paid on brokerage transactions representing 0% of the total aggregate brokerage transactions.

      For the fiscal year ended October 31, 2003, Growth Equity held the securities of Citigroup, Goldman Sachs Group, Lehman Brothers Holding and Merrill Lynch and Company, regular broker-dealers of the Fund as defined by Rule 10b-1, with an aggregate value of $16,829,939.

      Each fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Heritage, the Adviser, each subadviser and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.

      E.    DISTRIBUTION OF SHARES
            ----------------------

      DISTRIBUTION. Shares of each fund are offered continuously through the funds' principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), P.O. Box 33022 St. Petersburg, Florida 33733 and through other participating dealers or banks that have dealer agreements with the Distributor. Subject to regulatory approvals, the funds' Board of Trustees has approved a proposed distribution agreement with Heritage Fund Distributors LLC. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors LLC.

      The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

      DISTRIBUTION AGREEMENT. Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, Class B, and Class C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      RULE 12b-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares, Class C shares and Eagle Class Shares. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.


      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly.


      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class B shares and Class C shares. These fees are computed daily and paid monthly.

      The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the fiscal year ended August 31, 2003 for Capital Appreciation, September 30, 2003 for Growth and Income and October 31, 2003 for the other funds. All 12b-1 fees were paid to the Distributor.


            --------------------------------------------------------------
                  Fund                   Class A     Class B     Class C
                  ----                   -------     -------     -------
            --------------------------------------------------------------
            Capital Appreciation         $617,586    $316,328     $729,353

            Diversified Growth           $124,639    $179,882     $423,463

            Growth Equity                $351,557    $265,249     $824,218

            Growth and Income             $79,726     $49,648     $154,106

            --------------------------------------------------------------
                  Fund                   Class A     Class B     Class C
                  ----                   -------     -------     -------
            --------------------------------------------------------------

            International Equity         $34,844      $9,350     $164,384

            Mid Cap                     $457,895    $435,491   $1,184,246

            Small Cap                   $223,333    $109,112     $458,747

            Value Equity                 $24,282     $19,929     $102,022
            --------------------------------------------------------------

      Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.


      The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.


      Heritage has entered into agreements with the Distributor and other broker-dealers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.


      F.    ADMINISTRATION OF THE FUNDS
            ---------------------------

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of each fund; furnish office space and equipment; oversee the activities of the subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage. In addition, Heritage provides certain shareholder servicing activities for customers of the funds. State Street Bank & Trust is the fund accountant for the International Equity Fund. Each fund pays directly for fund accounting and transfer agent services.

      Heritage also is the transfer and dividend reimbursing agent for each fund and serves as fund accountant for each fund except International Equity. Each fund pays Heritage its costs plus 10% for its services as fund accountant and transfer and dividend disbursing agent.

      For the three fiscal years ended October 31, 2003, Heritage earned $61,869, $55,009, and $52,085, respectively, from Diversified Growth for its services as fund accountant. For the three fiscal years ended August 31, 2003, Heritage earned $59,817, $59,112 and $52,864, respectively, from Capital Appreciation for its services as fund accountant. For the three fiscal years ended October 31, 2003, Heritage earned approximately $62,677, $56,489 and $52,726, respectively, from Growth Equity for its services as fund accountant. For the three fiscal years ended September 30, 2003, Heritage earned $52,925, $50,532 and $43,236, respectively, from Growth and Income for its services as fund accountant. For the three fiscal years ended October 31, 2003, Heritage earned approximately $54,864, $58,350 and $52,947, respectively, from Mid Cap for its services as fund accountant. For the three fiscal years ended October 31, 2003, Heritage earned approximately $61,231, $58,268 and $52,861, respectively, from Small Cap for its services as fund accountant. For the three fiscal years ended October 31, 2003, Heritage earned approximately $52,022, $45,221 and $40,153, respectively, from Value Equity for its services as fund accountant.

      CUSTODIAN. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund's assets. The Custodian also provides portfolio accounting and certain other services for the funds.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, 2nd Floor, Washington, D.C. 20036, serves as counsel to the funds.

      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.  PricewaterhouseCoopers LLP, 101
E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, are the independent certified public accountants for the funds. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

        G.    PROXY VOTING POLICIES
              ---------------------

      The funds' Board has delegated to each subadviser the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, each subadviser is required by the Board to vote proxies related to portfolio securities in accordance with the funds' Proxy Voting Guidelines ("Proxy Voting Policy"). The Board has delegated to Heritage the responsibility for managing and overseeing each subadviser with respect to its proxy voting duties.

      Heritage is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, and overseeing the proxy voting process. Each subadviser may engage independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

      In the event that a subadviser believes that it is in the best interests of a fund to vote a proxy in a manner inconsistent with the Proxy Voting Policy, a subadviser will notify Heritage. Heritage will review information submitted by the subadviser to determine that there is no material conflict of interest with respect to the voting of the proxy in that manner.

      Beginning in September 2004, information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling Heritage and by accessing the SEC's website.

       H.    POTENTIAL LIABILITY
             -------------------

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A
                                   ----------

                              FUND INVESTMENT TABLE
                              ---------------------

      ALL PERCENTAGE LIMITATIONS ARE BASED ON THE FUND'S TOTAL ASSETS, UNLESS OTHERWISE SPECIFIED.

   N   NET ASSETS
   10  MINIMUM PERCENT OF ASSETS (ITALIC TYPE)
   10  NO MORE THAN SPECIFIED PERCENT OF ASSETS (ROMAN TYPE)
   --  NOT PERMITTED
   +   NO POLICY LIMITATION ON USAGE
   |_| PERMITTED, BUT TYPICALLY HAS NOT BEEN USED
   **  EXCLUDING THOSE SHORT-TERM MONEY MARKET INSTRUMENTS NOT SEPARATELY
       LISTED

---------------------------------------------------------------------------------------------------------------------------

                        CAPITAL     DIVERSIFIED     INT'L.      GROWTH       GROWTH       MID        SMALL        VALUE
                     APPRECIATION     GROWTH        EQUITY      EQUITY        AND         CAP         CAP         EQUITY
                                                                             INCOME      STOCK       STOCK
---------------------------------------------------------------------------------------------------------------------------

o EQUITY SECURITIES      65             65           80(1)        80(1)(2)     +(3)       80(1)       80(1)        80(1)

o CONVERTIBLE
  SECURITIES

->INVESTMENT             +              +            20           20           +          20          20           20
GRADE

->BELOW                 --              5             5           --          35(3)        5           5           --
INVESTMENT
  GRADE

o CORPORATE DEBT        --             --            20(4)        --           +(5)       20          --           --

o SHORT-TERM            35             35            20           --           +          20          20           --
  MONEY
  MARKET
  INSTRUMENTS**

----------
1  Growth Equity and Value  Equity  respectively,  each  invest 80% of its net assets  (plus any  borrowing  for  investment purposes) in equity  securities.  International  Equity  invests 80% of its net assets (plus any  borrowing  for  investment purposes) in equity  securities of foreign issuers.  Mid Cap and Small Cap  respectively,  each invest 80% of its net assets
(plus any borrowing for investment purposes) in stocks of mid cap companies and small cap companies, respectively.

2  Growth Equity may invest up to 20% of its assets in rights and warrants.

3  Growth and Income  will not invest 35% or more of its assets in below  investment  grade  convertible  and  nonconvertible securities.

4  Investment grade non-convertible foreign debt.

5  Growth and Income may invest not more than 10% of its assets in non-convertible corporate debt obligations that are rated below investment grade by Moody's or S&P.

---------------------------------------------------------------------------------------------------------------------------

                        CAPITAL     DIVERSIFIED     INT'L.      GROWTH       GROWTH       MID        SMALL        VALUE
                     APPRECIATION     GROWTH        EQUITY      EQUITY        AND         CAP         CAP         EQUITY
                                                                             INCOME      STOCK       STOCK
---------------------------------------------------------------------------------------------------------------------------


o ILLIQUID              10             15            10           10          10          15          15(6)        10
  SECURITIES(N)

o REPURCHASE            35             35            20           20          25          20          20           20
  AGREEMENTS

o REVERSE                5         33 1/3        33 1/3       33 1/3           5      33 1/3      33 1/3       33 1/3
  REPURCHASE
  AGREEMENTS

o U.S. GOVERNMENT       35             35            20           20           +          20          20           20
  SECURITIES

o ZERO COUPON           --             --            --           --          |_|         --          --           --
  SECURITIES

o FOREIGN               10(7)          10            80           25(N),(8)   20(9)       15(N)       15(N)        15(N)
  SECURITIES
  EXPOSURE

o ADRS                  10(6)           +             +           25(N),(7)   20          20          20           20

o HEDGING
  INSTRUMENTS

->FUTURES               --             --             +           35          --          20          --           35
CONTRACTS

->OPTIONS                +(10)         --             +           35           +(11)      20          --           35(12)
CONTRACTS

->FORWARD
CONTRACTS                +              +             +           35           +          20          --           35
(INCLUDING
FOREIGN
CURRENCY
TRANSACTIONS)

----------
6  Small Cap currently has no intention of investing more than 5% in these securities at this time.

7  Capital Appreciation's investments in foreign securities and ADRs may not exceed 10%.

8  Growth Equity may not invest more than 25% of its net assets in foreign securities and ADRs.

9   Growth and Income may invest up to 20% in foreign securities, including ADRs and other similar securities.

10  Capital Appreciation may not write put or call options.

11  Growth and Income may write covered calls.  The aggregate  value of the securities  underlying call options (based on the lower of the option price or market) may not exceed 50% of the fund's net assets.

12  Value Equity may write  covered  call  options;  however,  the fund may not invest more than 10% of its total  assets in covered call options.

                                                            A-2

---------------------------------------------------------------------------------------------------------------------------

                        CAPITAL     DIVERSIFIED     INT'L.      GROWTH       GROWTH       MID        SMALL        VALUE
                     APPRECIATION     GROWTH        EQUITY      EQUITY        AND         CAP         CAP         EQUITY
                                                                             INCOME      STOCK       STOCK
---------------------------------------------------------------------------------------------------------------------------

o FORWARD               --             --             +           --        25(13)        --          --           --
  COMMITMENTS

o INDEX                 5              10            10           10        10            20          20           10
  SECURITIES
  AND OTHER
  INVESTMENT
  COMPANIES

o WHEN-ISSUED AND       --             --             +           --        --            --          --           --
  DELAYED DELIVERY
  TRANSACTIONS

o LOANS OF              --             --           |_|          |_|        25(12)       |_|          --          |_|
  PORTFOLIO
  SECURITIES

o TEMPORARY            100            100           100          100       100           100         100         100
  DEFENSIVE
  MEASURES








----------
13  Growth and Income currently has no intention of engaging in this transaction at this time.

                                                            A-3

                                  APPENDIX B
                                  ----------

                           COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS
----------------------------------------------------------------------------

PRIME-1. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS
---------------------------------------------------------

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS
---------------------------------------------------------------------

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS
-------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.